OPPENHEIMER NEW YORK MUNICIPAL FUND
                   Supplement dated February 4, 1999 to the
                        Prospectus dated January 25, 1999

The Prospectus is changed as follows effective February 4, 1999:

   1. The last sentence of the paragraph entitled "Inverse Floaters Have Special Risks" on page 11 is modified to read as follows:

         The Fund anticipates that it will invest not more than 20% of its total assets in inverse floaters.

   2. The third sentence of the paragraph entitled "Illiquid Securities" on page 12 is modified to read as follows:

         The fund will not invest more than 15% of its net assets in illiquid securities.




















February 4, 1999                                              PS0360.009